UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2006

Commission file number 0-8814

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware 			84-0705083
(State of incorporation)   (I.R.S. Employer Identification No.)

8451 Delaware Street, Thornton, CO  80260
(Address of principal executive office) (Zip Code)

(303) 292-3456
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Pure Cycle
Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.



ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF
ASSETS;
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR
AN OBLIGATION UNDER AN OFF-BALANCE SHEET
ARRANGEMENT OF A REGISTRANT;

On May 10, 2006, the Registrant and High Plains A&M LLC
("Seller") entered into an Asset Purchase Agreement (the
"Agreement") subject to a due diligence period. The
Agreement was originally reported to the Commission on Form 8-K filed on May 16, 2006. The Registrant and the
Seller completed the due diligence and consummated the Agreement effective August 31, 2006. The Agreement, related attachments, exhibits and various other agreements entered into concurrent with the Agreement, are attached as Exhibit 10.25 to Form 8-K filed with the Commission on May 16, 2006.

Pursuant to the Agreement, the Registrant acquired sixty thousand acre-feet of senior water rights through the purchase of over 21,600 shares of the Fort Lyon Canal
Company along with over 17,500 acres of land located in southeastern Colorado. This acquisition adds senior surface water to the Registrant's existing water portfolio and can allow the Registrant to serve an additional 100,000 single family units, bringing the Registrant's total water service capability to over 180,000 units.

As consideration for the acquired assets, the Registrant issued 3,000,000 restricted shares of its 1/3 of $.01 par value common stock to the Seller and granted the Seller the right to receive 10% of tap fees the Registrant receives on the sale of the next 40,000 water taps.

As permitted in the Agreement, the Seller sold certain buildings and non-irrigated land between the effective date of the Agreement (May 10, 2006) and the closing date
(August 31, 2006). Pursuant to the Agreement, the funds from these sales were deemed effective tap sales and reduces the number of tap participation rights the Registrant owes the Seller to 39,470.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SERCURITIES;

The 3,000,000 shares of common stock issued to the Seller are restricted pursuant to Regulation 144 and can not be sold by the Seller for at least one year, unless the shares are registered pursuant to the Registration
Agreement by and between the Registrant and the Seller.
Following the one year period, or upon registration, the Seller will be subject to Regulation 144 trading restrictions.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
	   ELECTION OF DIRECTORS; APPOINTMENT OF
	   PRINCIPAL OFFICERS:

Effective with the Closing, pursuant to the Agreement, the Registrant elected Mark D. Campbell to its Board of Directors. Mr. Campbell will not serve on any board committees at this time and no arrangements or agreements outside of the Agreement exist with Mr. Campbell. Mr.
Campbell is the manager and 27% owner of the Seller, and with the exception of the Agreement, there have been no transactions between the Registrant and Mr. Campbell. Due to his role as manager of the Seller, Mr. Campbell is deemed the indirect beneficial owner of the 3,000,000 shares issued to the Seller. As a member of the Registrant's board, Mr. Campbell will receive a $10,000 annual retainer, $500 per meeting that he attends and options to purchase shares of the Registrant's common stock.



SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 1, 2006

PURE CYCLE CORPORATION


/s/  Mark W. Harding
By:  Mark W. Harding,
President and Chief Financial Officer


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